                                                                     EXHIBIT 3.3
                                 BY-LAW NO. 13
                                 -------------

A By-law relating generally to the transaction of the business and affairs of Lumonics Inc.

                            CONTENTS
                            --------

ONE      -       INTERPRETATION

TWO      -       BUSINESS OF THE CORPORATION

THREE    -       BORROWING AND DEBT OBLIGATIONS

FOUR     -       DIRECTORS

FIVE     -       COMMITTEES

SIX      -       OFFICERS

SEVEN    -       PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

EIGHT    -       SHARES

NINE     -       LOANS TO SHAREHOLDERS, DIRECTORS OR EMPLOYEES

TEN      -       DIVIDENDS AND RIGHTS

ELEVEN   -       MEETINGS OF SHAREHOLDERS

TWELVE   -       AUDITORS REPORTS AND FINANCIAL STATEMENTS

THIRTEEN -       NOTICES

FOURTEEN -       EFFECTIVE DATE


BE IT ENACTED as a by-law of the Corporation as follows:


                                  SECTION ONE
                                  -----------

                                INTERPRETATION
                                --------------

1.01   Definitions   -  In this by-law and all other by-laws and special
       -----------
resolutions of the Corporation, unless the context otherwise requires:

     "Act" means The Business Corporation Act, (Ontario), and any Act that may be substituted therefore, as from time to time amended;

"articles" means the Articles of Incorporation of the Corporation filed November, 26, 1970, as from time to time amended, supplemented or restated;

"board" means the board of directors of the Corporation;

"by-laws" means this by-law and all other by-laws and special by-laws of the Corporation from time to time in force and effect;

"Corporation" means the corporation incorporated by articles under the Act and named;

"non-business day" means Saturday, Sunday and any other day that is a holiday as defined in The Interpretation Act (Ontario);

"meeting of shareholders" includes an annual or other general meeting of shareholders and a special meeting of shareholders;

"special meeting of shareholders" includes a meeting of any class or classes of shareholders, as well as a special general meeting of shareholders;

"recorded address" means, in the case of a shareholder, his address as recorded in the register of shareholders and, in the case of a director, officer, auditor or member of a committee of the board, his address as recorded in the records of the Corporation;

"signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by section 2.04 of this by-law or by a resolution passed pursuant thereto; save as aforesaid, words and expressions defined in the Act have the same meanings when used herein; and words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

                                  SECTION TWO
                                  -----------

                          BUSINESS OF THE CORPORATION
                          ---------------------------

2.01   Head Office  -  Until changed in accordance with the Act, the head office
       -----------
of the Corporation shall be at the City of Kanata, in the Regional Municipality of Ottawa-Carleton, in the Province of Ontario and at such location therein as the board may from time to time determine by resolution.

2.02   Corporate Seal   -  Until changed by resolution of the board, the
       --------------
corporate seal of the Corporation shall be in the form impressed hereon.

2.03   Financial Year   -  Until changed by resolution of the board, the
       --------------
financial year of the Corporation shall end on the last day of December in each year.

2.04   Execution of Instruments   -  Deeds, transfers, assignments, contracts,
       ------------------------
obligations, certificates and other instruments may be signed on behalf of the Corporation by the President or Vice-President together with the Treasurer. In addition, the board may from time to time direct by resolution the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal thereto.

2.05   Banking Arrangements   -  The banking business of the Corporation shall
       --------------------
be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.06   Voting Rights in Other Bodies Corporate   -   The signing officers of the
       ---------------------------------------
Corporation may execute and deliver instruments of proxy and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers signing or arranging for them. In addition the board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07   Witholding Information from Shareholders    -   No shareholder shall be
       ----------------------------------------
entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the board, it would be inexpedient in the interests of the shareholders or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the board or by resolution passed at a general meeting of shareholders.

                                 SECTION THREE
                                 -------------

                          BORROWING AND SECURITIES
                          ------------------------

3.01   Borrowing Power   -  The board may from time to time, in such amounts and
       ---------------
on such terms as it deems expedient:

       (a)  borrow money on the credit of the Corporation;

       (b) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation;

       (c) charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchise and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation;

3.02   Delegation    -   The board may from time to time delegate to such one or
       ----------
more of the directors and officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by Section 3.01 to such extent and in such delegation.

                                  SECTION FOUR

                                    DIRECTORS

4.01   Number of Directors and Quorum    -   Until changed in accordance with
       ------------------------------
the Act, the board shall consist of eight (8) directors of whom five (5) shall constitute a quorum for the transaction of business. A majority of the directors shall be resident Canadians.

4.02   Qualification   -   At least two directors shall not be officers or
       -------------
employees of the Corporation or of any affiliate of the Corporation. No person shall be qualified for election or appointment as a director if he is an undischarged bankrupt, if he is mentally incompetent or incapable of managing his affairs, or if he has not attained 18 years of age. A director need not be a shareholder.

4.03   Consent   -   No election or appointment of a person as a director shall
       -------
be effective unless (a) he consents in writing to act as a director before his election or appointment or within 10 days thereafter, or (b) he was present at the meeting when he was elected or appointed and did not refuse at that meeting to act as a director.

4.04   Election and Term   -   The election of directors shall take place at
       -----------------
each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The election may be by a show of hands or by a resolution of the shareholders unless a poll is required or demanded. If an election of directors is not held at the proper time, the directors shall continue in office until their successors are elected.

4.05   Removal of Directors   -   Subject to the provisions of the Act, the
       --------------------
shareholders, by resolution passed by a majority of the votes cast thereon at a meeting of shareholders called for that purpose, may remove any director before the expiration of his term of office and may elect any qualified person in his stead for the remainder of his term.

4.06   Vacation of Office   -   The office of a director shall be vacated upon
       ------------------
the occurrence of any of the following events (a) if a receiving order is made against him or if he makes an assignment under the Bankruptcy Act; (b) if an order is made declaring him to be a mentally incompetent person or incapable of managing his affairs; (c) if he shall be removed from office by resolution of the shareholders as provided in Section 4.05; or (d) if by notice in writing to the Corporation he resigns his office and such resignation, if not effective immediately, becomes effective in accordance with its terms.

4.07   Vacancies   -   If the number of directors is increased, the resulting
       ---------
vacancies shall be filled at a meeting of shareholders duly called for that purpose. Subject to the provisions of the Act, if a vacancy shall otherwise occur in the board, the remaining directors if constituting a quorum may appoint a qualified person to fill the vacancy for the remainder of the term. In the absence of a quorum the remaining directors shall forthwith call a meeting of shareholders to fill the vacancy.

4.08   Action by the Board   -   The board shall manage or supervise the
       -------------------
management of the affairs and business of the Corporation. The powers of the board may be exercised by a meeting at which a quorum of directors is present and at which a majority of the directors are resident Canadians or by by-law or resolution consented to by the signatures of all the directors then in office if constituting a quorum, or by executive committee pursuant to Section 5.01 herein. Where there is a vacancy or vacancies in the board, the remaining directors may exercise all the powers of the board so long as a quorum of the board remains in the office.

4.09   Place of Meetings   -  Meetings of the board shall be held at the head
       -----------------
office of the Corporation or elsewhere in Ontario or, if the board so determines or all absent directors consent, at some place outside Ontario, but in any financial year of the Corporation a majority of the meetings of the board shall be held in Canada.

4.10   Meetings by Telephone   -  Where all the directors have consented
       ---------------------
thereto, any director may participate in a meeting of the board by means of conference telephone or other communications equipment by means of which all persons participating in a meeting pursuant to this section shall be deemed to be present in person at the meeting. Any consent given hereunder shall be effective whether given before or after the meeting to which it relates. If a majority of the directors participating in a meeting held pursuant to this section are then in Canada the meeting shall be deemed to have been held in Canada.

4.11   Calling of Meetings   -   Meetings of the board shall be held from time
       -------------------
to time at such places (subject to Section 4.09) at such time and on such day as the board, the chairman of the board, the president or any two directors may determine. Notice of the time and place of every meeting so called shall be given in the manner provided in Section Thirteen to each director (a) not less than 48 hours before the time when the meeting is to be held if the notice is mailed, or (b) not less than 24 hours before the time when the meeting is to be held if the notice is given personally or is delivered or is sent by any means of transmitted or recorded communication; provided that no notice of a meeting shall be necessary if all the directors in office are present or if those absent waive notice of or otherwise consent to such meeting being held.

4.12   Attendance of Auditors   -   The Auditors of the Corporation shall be
       ----------------------
entitled to attend and be heard at meetings of the board on matters relating to their duties as auditors.

4.13   First Meeting of New Board   -   Provided a quorum of directors is
       --------------------------
present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.14   Regular Meetings   -  The board may appoint a day or days in any month or
       ----------------
months for regular meetings at a place and hour to be named. A copy of any resolution of the board fixing the place and time of regular meetings of the board shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting.

4.15   Chairman   -   The Chairman of the Board, if such an officer has been
       --------
elected and is present, otherwise the President or in his absence, a vice-president who is a director shall be chairman of any meeting of the board. If no such officer is present, the directors present shall choose one of their number to be chairman.

4.16   Votes to Govern   -   At all meetings of the board every question shall
       ---------------
be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

4.17   Conflict of Interest   -   A director shall not be disqualified by reason
       --------------------
of his office from contracting with the Corporation or a subsidiary thereof. Subject to the provisions of the Act, a director shall not be reason only of his office be accountable to the Corporation or to its shareholders for any profit or gain realized from a contract or transaction in which he has an interest, and such contract or transaction shall not be voidable by reason only of such interest, provided that, if a declaration and disclosure of such interest is required by the Act, such declaration and disclosure shall have been made and, if required by the Act, the director shall have refrained from voting as a director on the contract or transaction and shall not have been counted in the quorum.

4.18   Remuneration and Expenses   -   The directors shall be paid such
       -------------------------
remuneration for their services as directors as may from time to time be authorized with the Act. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.


                                 SECTION FIVE
                                 ------------

                                  COMMITTEES
                                  ----------

5.01   Executive Committee   -   Whenever the board consists of more than six
       -------------------
directors the board may elect from among its number an executive committee to be composed of not fewer than three directors which committee may exercise all the powers of the board, subject to any restrictions imposed from time to time by the board. A majority of the members of the executive committee shall be resident Canadians.

5.02   Transaction of Business   -   No business shall be transacted by the
       -----------------------
executive committee except at a meeting of its members at which a quorum of the committee is present and at which a majority of the members present are resident Canadians. The provisions of Sections 4.09 and 4.10 shall apply, with all changes required by the context, to meetings of the executive committee.

5.03   Audit Committee   -   The board shall elect annually from among its
       ---------------
number an audit committee to be composed of not fewer than 3 directors, of whom a majority shall not be officers or employees of the Corporation or an affiliate of the Corporation to hold office until the next annual meeting of shareholders. The audit committee shall have the powers and duties provided in the Act.

5.04   Advisory Committees   -   The board may from time to time elect or
       -------------------
appoint such other committees as it may deem advisable, but the functions of any such committees shall be advisory only.

5.05   Procedure   -   Unless otherwise ordered by the board, each committee
       ---------
shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.


                                  SECTION SIX
                                  -----------

                                   OFFICERS
                                   --------

6.01   Election or Appointment   -   From time to time the board shall elect or
       -----------------------
appoint a president and a secretary, and may elect or appoint one or more vice-presidents (to which title may be added words indicating seniority or function), a general manager, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so elected or appointed. Subject to Section 6.02, the officers of the Corporation may but need not be directors and one person may hold more than one office.

6.02   Chairman of the Board   -   From time to time the board may elect or
       ---------------------
appoint a chairman of the board who shall be a director and who shall not hold the office of secretary. If so elected or appointed, the chairman of the board shall, if present, preside at all meetings of shareholders. In addition, the board may by special by-law, assign to him any of the powers and duties that are by any provisions of this by-law assigned to the president or any other officer of the Corporation, and he shall have such other powers and duties as the board may by such by-law prescribe. During the absence or disability of the chairman of the board, the president shall assume all his powers and duties.

6.03   President   -   The president shall be the chief executive officer of the
       ---------
Corporation and, subject to the authority of the board, shall have general supervision of the affairs and business of the Corporation. Except when the board has elected or appointed a general manager or managing director, the president shall also have the powers and be charged with the duties of that office.

6.04   Vice-President   -   During the absence or disability of the president,
       --------------
his duties shall be performed and his powers exercised by the vice-president or, if there are more than one, by the vice-president designated from time to time by the board or the president. A vice-president shall have such other powers and duties as the board or the president may prescribe.

6.05   General Manager   -   If elected or appointed, the general manager shall
       ---------------
have, subject to the authority of the board and the supervision of the president, general supervision of the affairs and business of the Corporation and the power to appoint and remove any and all employees and agents of the Corporation not elected or appointed by the board and to settle the terms of their employment and renumeration; and he shall have such other duties as the board or the president may prescribe. If and so long as the general manager is a director, he may but need not be known as the managing director.

6.06   Secretary   -   The secretary shall attend and be the secretary of all
       ---------
meetings of the board, shareholders, directors and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to directors, shareholders, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation except when some other officer or agent has been appointed for the purpose; and he shall have such other duties as the board or the president may prescribe.

6.07   Treasurer   -   The treasurer shall keep proper accounting records in
       ---------
compliance with the Act, and under the direction of the board, shall control the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall have such other duties as the board or the president may prescribe.

6.08   Duties of Other Officers   -   The duties of all other officers of the
       ------------------------
Corporation shall be such as the terms of their engagement call for or as the board or the president may prescribe. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the president otherwise directs.

6.09   Variation of Duties   -   From time to time the board may vary, add to or
       -------------------
limit the powers and duties of any officer.

6.10   Term of Office   -   The board may remove at its pleasure any officer of
       --------------
the Corporation, without prejudice to such officer's rights under any employment contract. Otherwise each officer elected or appointed by the board shall hold office until his successor is elected or appointed.

6.11   Terms of Employment and Remuneration   -   The terms of employment and
       ------------------------------------
the remuneration of officers elected or appointed by the board shall be settled by it from time to time.

6.12   Agents and Attorneys   -   The board shall have power from time to time
       --------------------
to appoint agents or attorneys for the Corporation in or out of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.13   Fidelity Bonds   -   The board may require such officers, employees and
       --------------
agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their duties, in such form and with such surety as the board may from time to time prescribe.


                                 SECTION SEVEN
                                 -------------

                 PROTECTION OF DIRECTORS, OFFICERS AND OTHERS
                 --------------------------------------------

7.01   Limitation of Liability   -   No director or officer of the Corporation
       -----------------------
shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by order of the board for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own willful neglect or default, provided that nothing herein shall relieve any director or officer of any liability imposed upon him by the Act.

7.02   Indemnity   -   Subject to the limitations contained in the Act, every
       ---------
director and every officer of the Corporation and every other person who has undertaken or is about to undertake any liability on behalf of the Corporation or any body corporate controlled by it and his heirs, executors, administrators and other legal personal representatives shall, from time to time, be indemnified and saved harmless by the Corporation from and against:

      (a) any liability and all costs, charges and expenses that he sustains or incurs in respect of any action, suit or proceeding that is proposed or commenced against him in respect of anything done or permitted by him in respect of the execution of the duties of his office; and

      (b) all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Corporation.

7.03   Insurance   -   Subject to the limitations contained in the Act, the
       ---------
Corporation may purchase and maintain such insurance for the benefit of its directors and officers as the board may from time to time determine.


                                 SECTION EIGHT
                                 -------------

                                    SHARES
                                    ------

8.01   Allotment   -   The board may from time to time allot or grant options to
       ---------
purchase the whole or any part of the authorized and unissued shares of the Corporation, including any shares created by articles of amendment increasing or otherwise varying the capital of the Corporation, in such manner and to such persons or class of persons as the board shall by resolution determine, provided that no share shall be issued unless it is fully paid as provided by the Act.

8.02   Commissions and Discounts   -   The board may from time to time authorize
       -------------------------
the payment of commissions or the allowance of discounts to persons in consideration of their subscribing or agreeing to subscribe, whether absolutely or conditionally, for shares in the Corporation, or procuring or agreeing to procure subscriptions, whether absolute or conditional, for such shares, but no such commission or discount shall exceed 25 per cent of the amount of the subscription price.

8.03   Transfer Agents and Registrars   -   The board may from time to time by
       ------------------------------
resolution appoint a registrar to keep the register of securities and a transfer agent to keep the register of transfers and may also appoint one or more branch registers of security holders and one or more branch transfer agents to keep branch registers of transfers, but no one may be appointed both registrar and transfer agent. The board may at any time terminate the appointment of any transfer agent or registrar.

8.04   Registration of Transfer   -   Subject to the provisions of the Act, no
       ------------------------
transfer of shares shall be registered in a register of transfers or branch register of transfers except upon surrender of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such assurance or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, and upon payment of all applicable taxes, compliance with such restrictions on transfer as are authorized by the articles and satisfaction of any lien referred to in Section 8.05.

8.05   Lien for Indebtedness   -   Except in the case of any class or series of
       ---------------------
shares of the Corporation listed on a stock exchange, the Corporation shall have a lien on the shares registered in the name of a shareholder who is indebted to the Corporation, to the extent of such debt.

8.06   Non-recognition of Trusts   -   The Corporation shall be entitled to
       -------------------------
treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any share or to recognize any other claim to or interest in such share on the part of any person other than the registered holder thereof.

8.07  Share Certificates  - Every holder of one or more fully paid shares of the
      ------------------
Corporation shall be entitled, without payment, to a share certificate stating the number and class or series of the shares held by him as shown by the register, and stating that such shares are fully paid. Share certificates shall be in such form as the board shall from time to time approve. They shall be signed in accordance with Section 2.04 and need not be under the corporate seal; provided that, unless the board otherwise orders, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers may be mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose signature (whether manual or facsimile) appears thereon no longer holds office at the date of issue or delivery of the certificate.

8.08  Replacement of Share Certificates - The Board or any officer or agent
      ---------------------------------
designated by the board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate that has been lost, apparently destroyed or wrongfully taken on payment of such fee, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.09  Joint Shareholders - If two or more persons are registered as joint
      ------------------
holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificates to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificates issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.10  Deceased Shareholders - In the event of the death of a holder, or of one
      ---------------------
of the joint holders, of any share, the Corporation shall not be required to make any entry in the register of shareholders in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Company and its transfer agent.


                                  SECTION NINE
                                  ------------
                 LOANS TO SHAREHOLDERS, DIRECTORS OR EMPLOYEES
                 ---------------------------------------------

9.01 Loans to Shareholders, Directors or Employees  -  The Corporation may from
     ---------------------------------------------
time to time:

     (a) make loans to bona fide full-time employees of the Corporation whether or not they are shareholders or directors, with a view to enabling them to purchase or erect dwelling houses for their own occupation, and may take from such employees mortgages or other security for the repayment of such loans;

     (b) provide, in accordance with a scheme for the time being in force, money by way of loan for the purpose of or subscription for shares of the Corporation by trustees, to be held by or for the benefit of bona fide employees of the Corporation, whether or not they are shareholders or directors; or

     (c) make loans to bona fide employees of the Corporation, other than directors, whether or not they are shareholders, with a view to enabling them to purchase or subscribe for shares of the Corporation to be held by them by way of beneficial ownership.

                                  SECTION TEN
                                  -----------
                              DIVIDENDS AND RIGHTS
                              --------------------

10.01  Cash Dividends - Subject to the provisions of the Act and the articles,
       --------------
the board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation.

10.02  Stock Dividends - For the amount of any dividend that the Board may
       ---------------
lawfully declare payable in money, it may declare a stock dividend and issue therefor shares of the Corporation as fully paid.

10.03  Dividend Cheques - A dividend payable in cash shall be paid by cheque
       ----------------
drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by ordinary mail, postage prepaid, to such registered holder at his address appearing on the register of shareholders, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at the address appearing on the register of shareholders in respect of such joint holding, or to the first address so appearing if there are more than one. The mailing of such cheque as aforesaid, unless the same be not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Company is required to and does withhold.

10.04  Non-receipt of Cheques - In the event of non-receipt of any dividend
       ----------------------
cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

10.05  Record Date for Dividends and Rights - The board may fix in advance a
       ------------------------------------
date, preceding by not more than 31 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities. In every such case only such persons as shall be shareholders of record at the close of business on the record date so fixed shall be entitled to receive payment of such dividend or to exercise the right to subscribe for such securities and to receive the warrant or other evidence in respect of such right, notwithstanding the transfer or issue of any shares after the record date so fixed.

10.06  Unclaimed Dividends - Any dividend unclaimed after a period of 12 years
       -------------------
from the date on which the same has been declred to be payable shall be forfeited and shall revert to the Corporation.

                                 SECTION ELEVEN
                                 --------------
                            MEETING OF SHAREHOLDERS
                            -----------------------

11.01  Annual Meetings - The annual meeting of shareholders shall be held at
       ---------------
such time and on such day in each year as the board, the chairman of the board or the president may from time to time determine, for the purpose of receiving the reports and statements required by the Act to be laid before the annual meeting, electing directors, appointing auditors and fixing or authorizing the board to fix their remuneration, and for the transaction of such other business as may properly be brought before the meeting.

11.02  Special Meeting - The board, the chairman of the board or the president
       ---------------
shall have power to call a special meeting of shareholders at any time.

11.03  Place of Meetings - Meetings of shareholders shall be held at the place
       -----------------
where the head office of the Corporation is located or at such other place or places outside Ontario as the articles may permit or, if the board shall so determine, at some other place in Ontario.

11.04  Notice of Meetings - Notice of the time and place of each meeting of
       ------------------
shareholders shall be given in the manner provided in Section Thirteen not less than 21 nor more than 50 days before the date of the meeting to each shareholder who at the close of business on the record date for notice is entered in the register of shareholders as the holder of one or more shares carrying the right to vote at the meeting. Notice of a special meeting of shareholders shall state the general nature of the business to be transacted at it. The auditors of the Corporation are entitled to receive all notices and other communications relating to any meeting of shareholders that any shareholder is entitled to receive.

11.05  Proxies and Information Circulars - Concurrently with giving notice of a
       ---------------------------------
meeting of shareholders, management shall send by prepaid mail to each shareholder who is entitled to vote at such meeting at his latest address as shown on the records of the Corporation a form of proxy that complies with the Act for use at the meetings, together with an information circular prepared in accordance with the regulations to The Securities Act, 1978, as from time to time amended.

11.06  Record Date for Notice - The board may fix in advance a time and date as
       ----------------------
the record date, which record date shall not precede the date of any meeting of shareholders by more than 50 days nor less than 21 days, for the determination of the shareholders entitled to notice of the meeting. If no such record date for notice is fixed by the board, the record date for notice shall be the day next preceding the day on which notice is given.

11.07  Meetings without Notice - A meeting of shareholders may be held without
       -----------------------
notice at any time and at any place permitted by the Act or the articles (a) if all the shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held, (b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held; and at such meeting any business may be transacted which the Corporation at a meeting of shareholders may transact.

11.08  Chairman, Secretary and Scrutineers - The president or, in his absence,
       -----------------------------------
the chairman of the board, if such an officer has been elected or appointed and is present, otherwise a vice-president who is a shareholder of the Corporation shall be chairman of any meeting of shareholders. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act a secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

11.09  Persons Entitled to be Present - The only persons entitled to attend a
       ------------------------------
meeting of shareholders shall be those entitled to vote thereat, the auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

11.10  Quorum - A quorum for the transaction of business at any meeting of
       ------
shareholders shall be two (2) persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy for an absent shareholder so entitled.

11.11  Right to Vote - At any meeting of shareholders every person shall be
       -------------
entitled to vote who, at the time of the taking of the vote (or, if there is record date for voting, at the close of business on such record date), is entered in the register of shareholders as the holder of one or more shares carrying the right to vote at such meeting, subject to the provisions of the Act as to shares that have been mortgaged or hypothecated.

11.12  Record Date for Voting - The board may fix in advance a time and date as
       ----------------------
the record date, which record date shall not precede the date of any meeting of shareholders by more than 2 days, excluding non-business days, for the determination of the shareholders entitled to vote at the meeting. If no such record date for voting is fixed by the board the record date for voting shall be the time of the taking of the vote. The record date for voting at a meeting of shareholders shall be specified in the notice calling the meeting or in the information circular relating thereto.

11.13  Proxies - Every shareholder entitled to vote at a meeting of shareholders
       -------
may appoint a person, who need not be a shareholder, as his proxy to attend and act for him at the meeting in the manner, to the extent and with the power conferred by the instrument appointing him. An instrument appointing a proxy shall be in writing executed by or on behalf of the appointor and shall conform with the requirement of the Act.

11.14  Time for Deposit of Proxies - The board may fix in advance a time,
       ---------------------------
preceding the time of any meeting or adjourned meeting of shareholders by not more than 48 hours, excluding non-business days, before which time instruments appointing proxies must be deposited. An instrument appointing a proxy shall be acted upon only if, prior to the time so fixed and specified in the notice calling the meeting or in the information circular relating thereto, it shall have been deposited with the Corporation or an agent thereof specified in such notice or information circular or if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the Chairman of the meeting or any adjournment thereof prior to the time of voting.

11.15  Personal Representative - If the shareholder of record is deceased, his
       -----------------------
personal representative, upon filing with the secretary of the meeting sufficient proof of his appointment, shall be entitled to exercise the same voting rights at any meeting of shareholders as the shareholder of record would have been entitled to exercise if he were living and for the purpose of the meeting shall be considered a shareholder. If there is more than one personal representative, the provisions of Section 11.16 shall apply.

11.16  Joint Shareholders - If shares are held jointly by two or more persons,
       ------------------
any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote thereon; but if more than one of them shall be present in person or represented by proxy, they shall vote together as one of the shares jointly held by them.

11.17  Votes to Govern - At any meeting of shareholders every question shall,
       ---------------
unless otherwise required by the articles or by-laws or by law, be determined by a majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote.

11.18  Show of Hands - Subject to the provisions of the Act, any question at a
       -------------
meeting of shareholders shall be decided by a show of hands unless a poll thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a poll thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

11.19  Polls - On any question proposed for consideration at a meeting of
       -----
shareholders, and whether or not a show of hands has been taken thereon, the chairman may require or any person entitled to vote on the question may demand a poll thereon. A poll so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a poll may be withdrawn at any time prior to the taking of the poll. Upon a poll each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the poll so taken shall be the decision of the shareholders upon the said question.

11.20  Adjournment - The chairman at a meeting of shareholders may, with the
       -----------
consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place.

11.21  Action in Writing by Shareholders - Any by-law or resolution passed by
       ---------------------------------
the directors may, in lieu of confirmation at a general meeting of shareholders, be confirmed and consented to in writing by all the shareholders entitled to vote at such meeting. Any resolution may be consented to by the signature of all the shareholders who would be entitled to vote at a meeting of shareholders duly called, constituted and held for the purpose of considering such resolution.


                                SECTION TWELVE
                                --------------
                   AUDITORS REPORTS AND FINANCIAL STATEMENTS
                   -----------------------------------------

12.01  Information at Annual Meeting - The directors shall lay before each
       -----------------------------
annual meeting of shareholders: (i) the financial statement required to be filed under The Securities Act, 1978, as from time to time amended and the regulations thereunder and (ii) the report of the auditor to the shareholders.

12.02  Auditor's Report - The report of the auditor to the shareholder shall be
       ----------------
read at the annual meeting and shall be open to inspection at the meeting by any shareholder.

12.03  Approval of Financial Statements  - The financial statements shall be
       --------------------------------
approved by the board and the approval shall be evidenced by the signature at the front of the balance sheet by two of the directors duly authorized to sign, and the auditor's report shall be attached to and accompany the financial statement.

12.04  Mailing of Financial Statement - At least twenty-one (21) days before the
       ------------------------------
annual meeting of shareholders, the Corporation shall send by prepaid mail to each shareholder at his latest address as shown on the records of the Corporation a copy of the financial statement and a copy of the auditor's report.

12.05  Record Date for Financial Statements - The board may fix in advance a
       ------------------------------------
time and date as the record date, which record date shall not precede the annual meeting of shareholders by more than fifty (50) days nor less than twenty-one
(21) days, for the determination of the shareholders entitled to receive the financial statement of the Corporation. If no such record date is fixed by the board, the record date shall be at the close of business on the day next preceding the day on which the financial statement is given or sent.

12.06  Mailing of Interim Financial Statements - The Corporation shall send by
       ---------------------------------------
prepaid mail to each shareholder at his latest address as shown on the records of the

Corporation a copy of the interim financial statements required to be filed under The Securities Act, 1978, and the regulations thereunder, as from time to time amended, within sixty (60) days of the date to which it is made up.

                               SECTION THIRTEEN
                               ----------------
                                    NOTICES
                                    -------

13.01  Method of Giving Notices - Except as otherwise provided in this by-law,
       ------------------------
any notice (which term includes any communication or document) to be given, sent, delivered or served pursuant to the Act, the articles, by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid air or ordinary mail, or if sent to him at his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when deposited in a post office or public letter box; and a notice sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer or auditor in accordance with any information believed by him to be reliable.

13.02  Notice of Joint Shareholders - If two or more persons are registered as
       ----------------------------
joint holders of any share, notice to one of such persons shall be sufficient notice to all of them. Any notice shall be addressed to all of such joint holders and the address to be used for the purpose of Section 13.01 shall be the address appearing on the register of shareholders in respect of such joint holding, or the first address so appearing if there are more than one.

13.03  Computation of Time - In computing the date when notice must be given
       -------------------
under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

13.04  Omissions and Errors - The accidental omission to give any notice to any
       --------------------
shareholder, director, officer, auditor, or member of a committee of the board, or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

13.05  Persons Entitled by Death or Operation of Law - Every person who, by
       ---------------------------------------------
operations of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share shall be bound by every notice in respect of such share which shall have been duly given to a person from whom he derives his title to such share previously to his name and address being entered on the register of shareholders, whether such notice was given before or after the happening of the event upon which he became so entitled.

13.06  Waiver of Notice - Any shareholder (or his duly appointed proxy),
       ----------------
director, officer, auditor or member of a committee of the board may waive any notice required to be given to him under any provision of the Act, the articles, the by-laws or otherwise and such waiver, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in giving such notice.


                               SECTION FOURTEEN
                               ----------------
                                EFFECTIVE DATE
                                --------------

14.01  Effective Date - This by-law shall come into force when passed by the
       --------------
board, save that Sections 5.01, 6.02 and 8.02 shall not come into force until confirmed by the shareholders in accordance with the Act.

14.02  Repeal - By-laws numbered 6, 7, 8, 9 and 10 of the Corporation are
       ------
repealed from and after confirmation of this by-law by the shareholders in accordance with the Act. By-laws numbered 1, 2, 4, 5, 11 and 12 of the Corporation are repealed from and after the passing of this by-law by the board. Such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions with continuing effect of the board, shareholders or committees of the board passed under any repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law and until amended or repealed.

CONFIRMED by all the shareholders of the Corporation, as evidenced pursuant to the Act by their respective signatures hereto this day of


"R. J. Atkinson"                   "A. R. Buchanan"
----------------                   ----------------

                                                                     EXHIBIT 3.2

                                 BY-LAW NO. 18
                                 -------------

            A by-law relating generally to the registration of the
                            business and affairs of

                                 LUMONICS INC.

                              (the "Corporation")

                                   CONTENTS

               Article One               Interpretation
               Article Two               Directors
               Article Three             Meetings of Directors
               Article Four              Committees
               Article Five              Officers
               Article Six               Protection of Directors,
                                         Officers and Others
               Article Seven             Meetings of Shareholders
               Article Eight             Securities
               Article Nine              Dividends and Rights
               Article Ten               General
               Article Eleven            Notices
               Article Twelve            Effective Date

RESOLVED as a by-law of the Corporation as follows:


                                  Article One
                                INTERPRETATION

1.1  Definitions.

     In this by-law and in all other by-laws of the Corporation, unless the context otherwise requires:

     (a)  "Act" means the Business Corporations Act, 1982, (Ontario) as amended
                          -------------------------------
          or re-enacted from time to time and includes the regulations made pursuant thereto;

     (b)  "board" means the board of directors of the Corporation;

     (c)  "by-laws" means all by-laws of the Corporation;

     (d)  "director" means a director of the Corporation;

     (e) "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Ontario); and
                                    ------------------

     (f) "number of directors" means the number of directors provided for in the articles or, where a minimum or maximum number of directors is provided for in the articles, the number of directors determined by a special resolution or by a resolution of the board where it is empowered by special resolution to determine the number of directors or where no such resolution is passed, the number of directors named in the articles.

1.2 All terms used in the by-laws of the Corporation which are defined in the Act shall have the meanings given to such terms under the Act.

1.3 In all by-laws of the Corporation, the singular shall include the plural and the plural the singular and words importing gender include the masculine, feminine and neuter genders.

1.4 Headings used in the by-laws are for convenience of reference only and shall not affect the construction or interpretation thereof.

1.5 If any of the provisions contained in this by-law are inconsistent with those contained in the articles or an unanimous shareholder agreement, the provisions contained in the articles or unanimous shareholder agreement, as the case may be, shall prevail.

                                  Article Two
                                   DIRECTORS

2.1  Quorum.

     A quorum for the transaction of the business at any meeting of the board shall consist of a majority of the number of directors; provided that if the number of directors is less than three (3), a quorum for the transaction of business at any meeting of the board shall consist of the number of directors then in office.

2.2  Qualification.

     No person shall be qualified for election as a director if he is less than eighteen (18) years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A majority of the directors shall be resident Canadians provided that if the number of directors is fewer than three, at least one shall be a resident Canadian.

2.3  Election and Term.

     The election of directors shall take place at the first meeting of shareholders and at each succeeding annual meeting of shareholders at which an election of directors is required. A director not elected for an expressly stated term shall cease to hold office at the close of the first annual meeting following his election or appointment. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.


2.4  Removal of Directors.

     Subject to the provisions of the Act, the shareholders may, by ordinary resolution passed at an annual or special meeting, remove any director or directors from office and the vacancy created by such removal may be filled at the same meeting, remove any director or directors from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the directors in accordance with Section 2.6 hereof.

2.5  Vacation of Office.

     A director ceases to hold office when he dies; he is removed from office by the shareholders; he ceases to be qualified for election as a director; or if a time is specified in such resignation, at the time so specified, whichever is later; provided that a director named in the articles is not permitted to resign his office unless at the time the resignation is to become effective, a successor is elected or appointed.

2.6  Vacancies.

     Subject to the provisions of the Act, if a quorum of directors remains in office, they may fill a vacancy among the directors, except a vacancy resulting from:

     (a) an increase in the number of directors otherwise than by a resolution of the directors where permitted; or

     (g) a failure to elect the number of directors required to be elected at any meeting of the shareholders.

     In the absence of a quorum of the board, or if there has been a failure to elect the required number of directors, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy. If the directors fail to call such meeting or if there are no directors then in office, any shareholder may call the meeting.

2.7  Remuneration and Expenses.

     The directors shall be paid such remuneration for their services as the board may from time to time determine and shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                                 Article Three
                             MEETINGS OF DIRECTORS

3.1  Canadian Majority.

     The board shall not transact business at a meeting other than filling a vacancy in the board unless a majority of the directors present or where the number of directors is less than three, one of the directors present, are resident Canadians, except where:

     (a) a resident Canadian director who is unable to be present approves in writing or by telephone or other communications facilities the business transacted at the meeting; and

     (a) a majority of resident Canadian directors would have been present had that director been present at the meeting.

3.2  Meetings by Telephone.

     If all the directors present at or participating in the meeting consent, a meeting of the board or of a committee of the board may be held by means of such telephone, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such a meeting by such means is deemed to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

3.3  Place of Meetings.

     Meetings of the board may be held at any place in or outside Ontario. In any financial year of the Corporation, a majority of the meetings of the board need not be held within Canada.

3.4  Calling of Meetings.

     Meetings of the board may be convened at any time by the president or any director upon notice given to all directors in accordance with Section 3.5.

3.5  Notice of Meeting.

     Notice of the time and the place of each meeting of the board shall be given in the manner provided in Section 11.1 to each director:

     (a) not less than forty-eight (48) hours before the time when the meeting is to be held, if the notice is mailed, or

     (b) not less than twenty-four (24) hours before the time the meeting is to be held if the notice is given personally or is delivered or is sent by any means of transmitted or recorded communication.

3.6  Waiver of Notice.

     A director may in any manner or at any time waive notice of or otherwise consent to a meeting of the board. Attendance of a director at a meeting of the board shall constitute a waiver of notice of that meeting except where a director attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting has not been lawfully called.

3.7  First Meeting of a New Board.

     Provided a quorum of directors is present, each newly elected board may, without notice, hold its first meeting immediately following the meeting of shareholders at which such board is elected.

3.8  Adjourned Meeting.

     Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

3.9  Regular Meetings.

     The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meeting shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

3.10 Chairman.

     The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting; chairman of the board, managing director, president or a vice-president (in order of seniority). If no such officer is present, the directors present shall choose one of their number to be chairman.

3.11 Votes to Govern.

     At all meetings of the board, every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote.

3.12  One Director Meeting.

     Where the board consists of only one director, that director may constitute a meeting.

3.13 Deemed Consent of Director Present at Meeting.

     A director who is present at a meeting of directors or committee of directors is deemed to have consented to any resolution passed or action taken thereat unless he:

     (a) requests that his dissent be or his dissent is entered in the minutes of the meeting;

     (b) sends his written dissent to the secretary of the meeting before the meeting is terminated; or

     (c) sends his dissent by registered mail or delivers it to the registered office of the Corporation immediately after the meeting is terminated.

     A director who votes for or consents to a resolution is not entitled to dissent with respect to such resolution.

3.14 Deemed Consent of Director Absent from Meeting.

     A director who is not present at a meeting at which a resolution is passed or action taken is deemed to have consented thereto unless, within seven
     (7) days after he becomes aware of the resolution, he:

     (a)  causes his dissent to be placed with the minutes of the meeting; or

     (b) sends his dissent by registered mail or delivers it to the registered office of the Corporation.

                                 Section Four
                                  COMMITTEES

4.1  Committee of Directors.

     The board may appoint from their number one or more committees of the board, however designated, and delegate to such committee of the board, however designated, and delegate to such committee any of the powers of the board except those which, under the Act, a committee of the board has no authority to exercise. A majority of the members of any such committee shall be resident Canadians.

4.2  Audit Committee.

     The board may constitute an audit committee composed of not fewer than three directors, a majority of whom shall not be officers or employees of the Corporation or any of its affiliates, and who shall hold office until the next annual meeting of the shareholders. The audit committee shall have the powers and duties provided in the Act.

4.3  Transaction of Business.

     The powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place within or outside Ontario.

4.4  Procedure.

     Unless otherwise determined by the board, each committee shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure. To the extent that the board or the committee does not establish rules to regulate the procedure of the committee, the provisions of this by-law applicable to meetings of the board shall apply mutatis mutandis.

                                 Article Five
                                   OFFICERS

5.1  Appointment.

     The board may designate the officers of the Corporation and from time to time appoint a chairman of the board, managing director (provided he is resident Canadian), president, one or more vice-presidents (to which title may be added words indicating seniority or function, a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. One person may hold more than one office and, except for the chairman of the board and the managing director, an officer need not be a director.

5.2  Chairman of the Board.

     If appointed, the board may assign to the chairman of the board any of the powers and duties that are by any provisions of this by-law assigned to the managing director or to the president and subject to the Act, such other powers and duties as the board may specify. The chairman of the board shall, when present, preside at all meetings of the board and shareholders. Subject to Sections 3.10 and 7.8, during the absence or disability of the chairman of the board, his duties shall be performed and his powers exercised by the first mentioned of the following officers then in office: the managing director, the president, or a vice-president (in order of priority).

5.3  Managing Director.

     If appointed, the managing director shall be the chief executive officer and, subject to the authority of the board, shall have general supervision of the business and affairs of the Corporation; and he shall have, subject to the provisions of the Act, such other powers and duties as the board may specify. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

5.4  President.

     If appointed, the president shall have general supervision of the business and affairs of the Corporation, subject to the direction and authority of the board, the chairman of the board and the managing director; and he shall have such other powers and duties as the board may specify. During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office. In the absence of the appointment of the board as such, the president shall be the chief executive officer of the Corporation. Otherwise, the president shall be the chief operating officer of the Corporation.

5.5  Vice-President.

     The vice-president, or if more than one, the vice-presidents, in order of seniority as designated by the board, shall be vested with all the powers and perform all the duties of the president in his absence, inability or refusal to act except that he shall not preside at any meeting of the directors unless he is appointed to do so by the board. A vice-president shall have such powers and duties as the board or the chief executive officer may specify.

5.6  Secretary.

     The secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers and auditors; he shall be the custodian of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board or the chief executive officer may specify.

5.7  Treasurer.

     The treasurer shall keep or cause to be kept proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the board or the chief executive officer may specify.

5.8  Powers and Duties of Other Officers.

     The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officers otherwise directs.

5.9  Variation of Powers and Duties.

     Subject to the provisions of the Act, the board may from time to time vary, add to or limit the powers and duties of any officer.

5.10 Term of Office.

     The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract. Otherwise, each officer appointed by the board shall hold office until his successor is appointed, except that the term of office of the chairman of the board or managing director shall expire when he ceases to be a director.

5.11 Agents and Attorneys.

     The board shall have the power from time to time to appoint agents or attorneys for the Corporation in or outside Ontario with such powers of management (including the powers to sub-delegate) as may be thought fit.

5.12 Fidelity Bonds.

     The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their duties, in such form and with such surety as the board may, from time to time, prescribe.

                                  Article Six
                 PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

6.1  Limitation of Liability.

     No director and officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer, employee or agent or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency, or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act or from liability for any breach thereof.

6.2  Indemnity.

     The Corporation shall indemnify and save harmless every director or officer, every former director or officer, and every person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor and his heirs and legal representatives, from and against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate; if

     (a) he acted honestly in good faith with a view to the best interests of the Corporation; and

     (j) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

6.3  Insurance.

     Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of any person referred to in Section 6.2 hereof as the board may, from time to time, determine.

                                 Article Seven
                           MEETINGS OF SHAREHOLDERS

7.1  Annual Meetings.

     The annual meeting of shareholders shall be held at such time in each year and, subject to Section 7.3, at such place as the board, the chairman of the board, the managing director or the president may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and fixing or authorizing the board to fix their remuneration and for the transaction of such other business as may properly be brought before the meeting.

7.2  Special Meetings.

     The board, the chairman of the board, the managing director or the president shall have power to call a special meeting of shareholders at any time.

7.3  Place of Meeting.

     Meetings of shareholders shall be held at the place where the registered office of the Corporation is situate or, if the board shall so determine, at some other place within or outside of Ontario.

7.4  Notice of Meetings.

     Notice of the time and place of each meeting of shareholders (and of each meeting of shareholders adjourned for an aggregate of thirty (30) days or more) shall be given in the manner provided in Section 11.1 not less than ten (10) days and not more than fifty (50) days before the date of the meeting, to each director, to the auditor and to each shareholder entitled to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit a shareholder to form a reasoned judgment thereon and shall state the text of any special resolution or by-law to be submitted to the meeting. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner and at any time waive notice of or otherwise consent to a meeting of shareholders. Attendance of any such person at a meeting of shareholders shall constitute a waiver of notice of the meeting except where he attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

7.5  List of Shareholders Entitled to Notice.

     For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder. If a record date for the meeting is fixed pursuant to Section 7.6, the shareholders listed shall be those registered at the close of business on such record date and such list shall be prepared not later than ten (10) days after such record date. If no record date is fixed, the list shall be prepared at the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such notice is given, the day on which the meeting is held and shall list all shareholders registered at such time. The list shall be available for examination by any shareholder:

     (a) during usual business hours at the registered office of the Corporation or at the place where the securities register is kept; and

     (k)  at the place where the meeting is held.

7.6  Record Date for Notice.

     The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than fifty (50) days and not less than twenty-one
     (21) days, for the determination of the shareholders entitled to notice of the meeting; and notice of any such record date shall be given not less than seven (7) days before such record date, by newspaper advertisement in the manner provided in the Act. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given.

7.7  Meetings Without Notice.

     A meeting of shareholders may be held without notice at any time and place permitted by the Act:

     (a) if all the shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held; and

     (b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held.

     At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact.

7.8  Chairman, Secretary and Scrutineers.

     The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: chairman of the board, managing director, president, or vice-president who is a shareholder. If no such officer is present within fifteen (15) minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

7.9  Persons Entitled to be Present.

     The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act, the articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

7.10 Quorum.

     A quorum for the transaction of business at any meeting of shareholders shall be one (1) shareholder present in person or represented by proxy.

7.11 Right to Vote.

     Subject to the provisions of the Act as to authorized representatives of any other body corporate, at any meeting of shareholders in respect of which the Corporation has prepared the list referred to in Section 7.5, every person who is named in such list shall be entitled to vote the voting shares shown thereon opposite his name except to the extent that such person has transferred any of his shares after the date on which the list is prepared or, where a record date has been fixed, after the record date and the transferee, upon producing properly endorsed certificates evidencing such shares or otherwise establishing that he owns such shares, demands at any time prior to the meeting that his name be included to vote the transferred shares at the meeting. In the absence of a list prepared as aforesaid in respect of a meeting of shareholders, every person shall be entitled to vote at the meeting who, at the time, is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

7.12 Proxies.

     Every shareholder entitled to vote at a meeting of shareholders may appoint a proxy holder, or one or more alternate proxy holders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act.

7.13 Time for Deposit of Proxies.

     The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

7.14 Joint Shareholders.

     If two (2) or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two (2) or more of those persons are present in person or represented by proxy to vote, they shall vote as one the shares jointly held by them.

7.15 Votes to Govern.

     At any meeting of shareholders every question shall, unless otherwise required by law, be determined by a majority of the votes cast on the question. In the case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

7.16 Show of Hands.

     Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting as to the result of the vote upon the question and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of such question, and the result of the vote so taken shall be the decision of the shareholders upon such question.

7.17 Ballots.

     On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, any shareholder or proxy holder entitled to vote at the meeting may demand a ballot. A ballot so demanded shall be taken in such manner as the chairman shall direct. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot. The result of the ballot so taken shall be the decision of the shareholders upon the question.

7.18 Resolution in Writing.

     A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditor in accordance with the Act.

                                 Article Eight
                                  SECURITIES

8.1  Registration of Transfer.

     Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in Section 8.4.

8.2  Transfer Agents and Registrars.

     The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers, but one person may be appointed both registrar and transfer agent. The board may at any time terminate any such appointment.

8.3  Lien on Shares.

     The Corporation has a lien on any share or shares registered in the name of a shareholder or his legal representative for any debt of that shareholder to the Corporation.

8.4  Enforcement of Lien.

     The lien referred to in Section 8.3 may be enforced by any means permitted by law and:

     (a) where the share or shares are redeemable pursuant to the articles of the Corporation, by redeeming such share or shares and applying the redemption price to the debt;

     (b) subject to the Act, by purchasing the share or shares for cancellation for a price equal to the book value of such share or shares and applying the proceeds to the debt;

     (c) by selling the share or shares to any third party whether or not such party is at arm's length to the Corporation, and including, without limitation, any officer or director of the Corporation, for the best price which the directors consider to be obtainable for such share or shares; or

     (d) by refusing to register a transfer of such share or shares until the debt is paid.

8.5  Security Certificates.

     Every holder of securities of the Corporation shall be entitled, at his option, to a security certificate, or to a non-transferable written acknowledgment of his right to obtain a security certificate, stating the number and designation, class or series of securities held by him as shown on the securities register. Security certificates and acknowledgments of a securities holder's rights to a security certificate, respectively, shall be in such form as the board may from time to time approve. Any security certificate shall be signed in accordance with Section 10.1. A security certificate shall be signed manually by at least one director or officer of the Corporation or by or on behalf of the transfer agent and/or registrar. Any additional signatures required may be printed or otherwise mechanically reproduced. A security certificate executed as aforesaid shall be valid notwithstanding that one of the directors or officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.6  Replacement of Security Certificates.

     The board, any officer or any agent designated by the board may in its or his discretion direct the issue of a new security certificate in lieu of and upon cancellation of a certificate that has been mutilated. In the case of a security certificate claimed to have been lost, destroyed or wrongfully taken, the board shall issue a substitute security certificate if so requested before the Corporation has notice that the security has been acquired by a bona fide purchaser. The issuance of the substitute security certificate shall be on such reasonable terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board or the officer or the agent designated by the board responsible for such issuance may from time to time prescribe, whether generally or in any particular case.

8.7  Joint Shareholders.

     If two (2) or more persons are registered as joint holders of any security, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return or capital or other money payable or warrant issuable in respect of such security.

8.8  Deceased Security Holders.

     In the event of the death of a holder, or of one of the joint holders, of any security, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

                                 Article Nine
                             DIVIDENDS AND RIGHTS

9.1  Dividends.

     Subject to the provisions of the Act, the board may from time to time by resolution declare and the Corporation may pay dividends to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid in money or property, subject to the restrictions on the declaration and payment thereof under the Act, or by issuing fully paid shares of the Corporation or options or rights to acquire fully paid shares of the Corporation.

9.2  Dividend Cheques.

     A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3  Non-Receptor Cheques.

     In the event of a non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.4  Record Date for Dividends and Rights.

     The board may fix in advance a date as a record date for the determination of the persons entitled to receive payment of dividends and to subscribe for securities of the Corporation, provided that such record date shall not precede by more than fifty (50) days the particular action to be taken. Notice of any such record date shall be given not less than seven (7) days before such record date, by newspaper advertisement in the manner provided in the Act, unless notice of the record date is waived by every holder of a share of the class or series affected whose name is set out in the securities register at the close of business on the day the directors fix the record date. If the shares of the Corporation are listed for trading on one or more stock exchanges in Canada, notice of such record date shall also be sent to such stock exchanges. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

9.5  Unclaimed Dividends.

     Any dividend unclaimed after a period of six (6) years from the date on which it has been declared to be payable shall be forfeited and shall revert to the Corporation.

                                  Article Ten
                                    GENERAL

10.1 Execution of Instruments.

     Contracts, documents and other instruments in writing may be signed on behalf of the Corporation by such person or persons as the board may from time to time by resolution designate. In the absence of an express designation as to the persons authorized to sign either contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing, any one of the directors or officers of the Corporation may sign contracts, documents or instruments in writing on behalf of the Corporation. The corporate seal, if any, of the Corporation may be affixed to any contract, obligation or instrument in writing requiring the corporate seal of the Corporation by any person authorized to sign the same on behalf of the Corporation.

     The phrase "contracts, documents and other instruments in writing" as used in this provision shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of securities, all paper writings, all cheques, drafts or orders for the payment of money and all notes, acceptances and bills of exchange.

10.2 Voting rights in Other Corporations.

     All securities carrying voting rights of any other corporation held from time to time by the Corporation may be voted at any and all meetings of shareholders, bond holders, debenture holders or holders of other securities (as the case may be) of such other corporation and in such manner as the board may from time to time determine. Any person or persons authorized to sign on behalf of the Corporation may also from time to time execute and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine.

10.3 Financial Year.

     The first financial year of the Corporation shall terminate on a date determined or to be determined by the directors of the Corporation and thereafter on the anniversary date thereof in each year, until changed by resolution of the directors of the Corporation.

                                Article Eleven
                                    NOTICES

11.1. Method of Giving Notices.

      Any notice (which term includes any communication or document) to be sent pursuant to the Act, the articles, the by-laws or otherwise to a shareholder, director, officer or to the auditor shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary mail or if sent to him at his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been sent when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box and shall be deemed to have been received on the fifth business day after so depositing; and a notice so sent by any means of transmitted or recorded communications shall be deemed to have been sent when dispatched by the Corporation if it uses its own facilities and otherwise when delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer or auditor in accordance with any information believed by him to be reliable.

11.2 Notice to Joint Shareholders

     If two (2) or more persons are registered as joint holders of any share, any notice may be addressed to all of such joint holders but notice addressed to one or such persons shall be sufficient notice to all of them.

11.3 Computation of Time.

     In computing the date when notice must be given under any provisions requiring a specified number of days' notice of any meeting or other event, both the date of sending the notice and the date of the meeting or other event shall be excluded.

11.4 Undelivered Notices.

     If any notice sent to a shareholder pursuant to Section 11.1 is returned on three (3) consecutive occasions because the shareholder cannot be found, the Corporation shall not be required to give any further notice to such shareholder until he informs the Corporation in writing of his new address.

11.5 Omissions and Errors.

     The accidental omission to send any notice to any shareholder, director, officer or to the auditor or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.6 Persons Entitled by Operation of Law.

     Every person who, by operation of law, transfer or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly sent to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled).

11.7  Deceased Shareholders.

      Any notice duly sent to any shareholder shall be deemed to have been duly served in respect of the shares held by the shareholder (whether held solely or with other persons), notwithstanding that such shareholder is then deceased and whether or not the Corporation has notice of his death, until some other person is entered in his stead in the securities register of the Corporation as the holder or as one of the holders thereof and such service shall for all purposes be deemed a sufficient service of notice to his heirs, executors or administrators and all persons, if any, interested with him in such shares.

11.8  Waiver of Notice.

      Any shareholder (or his duly appointed proxy holder) director, officer or auditor may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any of the provisions of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board which may be given in any manner.

11.9  Execution of Notices.

      The signature of any director or officer of the Corporation to any notice may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

11.10 Proof of Service.

      A certificate of any officer or director of the Corporation in office at the time of making of the certificate or of an agent of the Corporation as to facts in relation to the sending of any notice to any shareholder, director, officer or auditor or publication of any notice shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

                                Article Twelve
                                EFFECTIVE DATE

12.1  Effective Date.

      Upon this by-law coming into force, By-Law No. 3, 15, 16 and 17A of the Corporation is repealed, provided that such by-law shall not affect the previous operation of such by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under the validity of any contract or agreement made pursuant to any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or board with continuing effect passed under such repealed by-laws shall continue good and valid except to the extent inconsistent with this by-law and until amended or repealed.

      BE IT RESOLVED THAT By-Law No.18 be and the same is hereby confirmed without amendment.

      The foregoing resolution is hereby signed by the sole shareholder of the Corporation, this 17th day of August, 1989.


                                                 SHI ACQUISITION CORP.

                                             Per:     "Y. Takashi"
                                                  ----------------------
                                                       Y. Takashi

                                                                    EXHIBIT 3.2

                   BY-LAW AUTHORIZING BORROWING AND PLEDGING


                                 LUMONICS INC.
--------------------------------------------------------------------------------
                               (Name of Company)


Incorporated under The Business Corporations Act, 1982 (Ontario)
                   -----------------------------------
                                 (Name of Act)


BE IT AND IT IS HEREBY ENACTED as a By-law of the Company as follows:

                                BY-LAW NO.  19

1.        That the Directors of the Company may from time to time:

          (a) borrow money upon the credit of the Company by obtaining loans or advances or by way of overdraft or otherwise;

          (b) issue, sell or pledge securities of the Company including bonds, debentures, debenture stock, for such sums on such terms and at such prices as they may deem expedient;

          (c) assign, transfer, convey, hypothecate, mortgage, pledge, charge or give security in any manner upon all or any of the real or personal, moveable or immoveable property, rights, powers, choses in action, or other assets, present or future, of the Company to secure any such securities or other securities of the Company or any money borrowed or to be borrowed or any obligations or liabilities as aforesaid or otherwise of the Company heretofore, now or hereafter made or incurred directly or indirectly or otherwise; and

          (d) without in any way limiting the powers herein conferred upon the Directors, give security or promises to give security, agreements, documents and instruments in any manner or form under the Bank Act or otherwise to secure any money borrowed or to be borrowed or any obligations or liabilities as aforesaid or otherwise of the Company heretofore, now or hereafter made or incurred directly or indirectly or otherwise.

2. That any or all of the foregoing powers may from time to time be delegated by the Directors to any one or more of the directors or officers of the Company.

3. That this By-law shall remain in force and be binding upon the Company as regards any person acting on the faith thereof until such person has received written notification from the Company that this By-law has been repealed or replaced.


ENACTED this 10th day of April 1990.





                                  CERTIFICATE


         I hereby certify that the foregoing is a true copy of a By-law of

                                 LUMONICS INC.
         ----------------------------------------------------------------------
                               (Name of Company)

         (hereinafter called the "Company") duly enacted by the Directors of the Company; that the said By-law was duly confirmed and sanctioned by the Shareholders in the manner required by law; and that the said By-law is now in full force and effect.

         WITNESS my hand and seal of the Company this 10th day of April 1990.



                                                         {Corporate Seal}

                          ___________________________
                                   Secretary
                          Charles J. Gardner

To
         THE TORONTO-DOMINION BANK


                   IN CONSIDERATION of The Toronto-Dominion Bank (hereinafter called the "Bank") dealing with or continuing to deal with the undersigned (hereinafter called the "Customer") in the operation of the account of the Customer in the course of its banking business the Customer agrees as follows:

Waiver of Protest  1. The Customer hereby waives presentment, protest and notice of dishonour on all bills of exchange, promissory notes, cheques, orders for payment of money, securities, notes, and other instruments all of which are hereinafter called "instruments" which have been or may be handed to the Bank, either for discount, deposit, collection or acceptance on account of the Customer or which may come into the possession of the Bank in connection with any business and the Customer shall be liable to the Bank in respect thereof as if the same were presented protested and notice of dishonor given in the usual way.

Use of Agents      2. That any and all instruments which the Bank does now or shall hereafter hold on account of the Customer, the Bank may send for collection to any branch of the Bank or to any other bank, company, person or persons that the Bank may think fit, at sole risk of the Customer, and such other branch or bank, company, person or persons shall be deemed the agents of the Customer and the Bank will not be responsible or liable for the same until the cash therefor shall have been actually received by the Bank at its branch where the Customer's account is maintained. In case of any and all instruments discounted with or hypothecated to the Bank by the Customer or forwarded by the Bank for collection for or in respect of which an instrument or other negotiable paper or evidence of payment is remitted to the Bank in settlement, the Customer shall be liable to the Bank on such remittance as if actually endorsed by the Customer and if same is not paid according to the tenor thereof the Bank shall be entitled to charge the same to the account of the Customer.

Assignment of      3. The Customer hereby transfers and assigns to the Bank all
Claim              the claims of the Customer against the drawees of all and any instruments discounted or deposited with the Bank and in the event of any such instruments being refused acceptance, the Customer hereby authorizes the Bank to take in the name of the Customer at any time any proceedings for collection of the amount of such unaccepted instruments as the Bank may see fit.

Charges to         4. (a) The Bank may charge against the account of the
Account            Customer at or after maturity all instruments accepted or
                   signed by the Customer and made payable at the Bank, and also after dishonor all unpaid instruments made, accepted or endorsed by the Customer, together with all charges and costs properly incurred in connection therewith which now are or may hereafter be the property of the Bank. The Customer agrees that no charging of unpaid instruments as provided herein, shall be deemed to amount to payment of such instruments, and that notwithstanding such charging all the rights and remedies that the Bank may have against all parties thereto shall be preserved. Should any instruments received by the Bank for the account of the Customer be lost or stolen or otherwise disappear from any cause whatsoever other than negligence on the part of the Bank the Bank may charge the same to the account of the Customer.

                      (b) The endorsement of the Customer of any instruments
                   shall be deemed and held as guaranteeing the authenticity of all endorsements thereon and guaranteeing to supply any necessary missing endorsements, even if such guarantees be not expressed. By virtue of such guarantee the Customer shall return to the Bank the amount of such instruments so guaranteed, if owing to the nature of any endorsements or its being forged or unauthorized, it would appear that such payment was improperly made, or if any necessary missing endorsements are not supplied within a reasonable time.

                      (c) The Customer agrees to reimburse the Bank the amount
                   required to pay the Bank's costs properly incurred to recover any indebtedness of the Customer to the Bank, and such costs may in the Bank's discretion if not otherwise paid, be charged by the Bank against the account of the Customer.

                      (d) The Bank may make a service charge at the usual rate
                   for the operation of the said account and may debit the account of the Customer from time to time with the amount of such charge. The rate of such charge may be ascertained upon inquiry by the Customer.

                      (e) The Customer hereby promises to pay on demand any
                   overdraft which the Bank in its absolute discretion may permit against the account of the Customer together with interest thereon at the interest rate charged by the Bank from time to time for overdrafts.

Confirmation of    5. (a) Upon receipt from the Bank from time to time of
Balance            statements of the Customer's account, together with
                   instruments and vouchers for amounts charged to the said account as appearing in the said statements, the Customer will forthwith examine the said instruments, vouchers and statements and immediately notify the Bank in writing of any errors in or objections to the said instruments, vouchers and statements, and if the Customer has not so notified the Bank of any such errors or objections at the expiration of thirty days from the date of delivery of said instruments, vouchers and statements to the Customer, or at the expiration of thirty days from the date of mailing thereof if the Customer has instructed the Bank to mail the instruments, vouchers and statements, the Customer agrees that the balance shown in the said statements shall be accepted as correct all the said instruments and vouchers acknowledged as authentic and the Bank released from all claims by the Customer in respect of any and every item in the said statements and to accept the Bank's records as conclusive proof of the correctness and authenticity of all such statements and the items so recorded therein and of the date of the aforesaid delivery or mailing.

                      (b) Nothing herein contained shall preclude the Customer
                   from later objecting to any unauthorized or forged endorsement of the payee provided notice in writing is given to the bank forthwith after the Customer has acquired knowledge thereof.

Authority to       6.(a) (i) The Bank is hereby requested and authorized to
mail statements,   forward by ordinary mail, not insured, monthly statements,
etc.               instruments and vouchers of the account of the Customer.

                          (ii) The Bank is hereby requested and authorized to
                   forward by ordinary mail, not insured, any instruments that are dishonoured upon presentation and returned unpaid.

(if paragraph 6      (b) Should any such statements, instruments and vouchers in
not required -     the mail be lost, stolen or destroyed, the Customer hereby
delete. If part    agrees to hold the Bank free from all liability and to
only required      indemnify and save the Bank harmless from any loss, claim or
delete either      demand made upon the Bank and to accept the records of the
6 (a)(i) or (ii))  Bank as conclusive proof of the correctness and authenticity of the items or entries so recorded therein.

                   THIS AGREEMENT shall apply to all accounts operated by the Customer at any of the branches or offices of the Bank, except where the Bank is notified in writing to the contrary.



                   Dated at    Ottawa      this    10    day of   April    1990.

                                                   LUMONICS INC.

                   WITNESS:

                   "Patricia Riddell"      Per: "J. Hugh MacDiarmid" (SEAL)
                   ------------------           ---------------------
                                                 J. Hugh MacDiarmid - President


                   "Patricia Riddell"       Per:  "Colin R. Avery"   (SEAL)
                   ------------------            --------------------
                                                   Colin R. Avery - Treasurer


                                           Per:                      (SEAL)
                   ______________________        --------------------
                                                 Signature of Customer


 NOTE:  If the Customer is a corporation, the corporate seal must be affixed.

TO THE TORONTO-DOMINION BANK

We are carrying on business under the trade name of INTEROPTICS and have no partners therein.

In consideration of the Bank opening an account in the above name or continuing so long as the Bank shall see fit the account heretofore opened in the said trade name, we agree that we are and will be liable and responsible to the Bank for all transactions, obligations and liabilities heretofore and/or hereafter entered into or incurred in the said trade name, for every promissory note, bill of exchange, draft, cheque, receipt, agreement, pledge, assignment, security, document or other writing, made, drawn, accepted, endorsed or signed in the said trade name by the officer or person or officers or persons authorized by us to sign in respect of the said account.

The trade name has been registered at Toronto on the 2nd day of April, 1990.

SIGNED, SEALED AND DELIVERED at   Ottawa   this 10th day of April, A.D. 1990.


                                           LUMONICS INC.

                                           Per: "J. Hugh MacDiarmid"
                                                --------------------------------
                                                 J. Hugh MacDiarmid - President


                                           Per:  "Colin R. Avery"
                                                --------------------------------
                                                  Colin R. Avery - Treasurer

                                                                (Corporate Seal)